Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC” or “SitusAMC”) performed the due diligence services described below (the “Review”) on residential Loans (as defined in (2) below) originated by multiple correspondent lenders and acquired directly via reliance letter by APCA Resi O4B, LLC, or its affiliates (the “Client”) through mortgage loan files reviewed on behalf of such parties or with results conveyed from another party to the Client via reliance letter. The Review, which includes reliance letter Loans the time of an initial review performed for such party, was conducted on Loans with origination dates from March 2025 through June 2025 via files imaged and provided by the Client for review. The Review includes Loans that were reviewed both (i) directly for an affiliate of the Client and (ii) for correspondents with results conveyed to an affiliate of the Client by a reliance letter.

(2) Population of the assets reviewed.

The final population of the Review contained thirty-eight (38) Loans totaling an aggregate original principal balance of approximately $17.056 million (the “Loans”).

(3) Determination of the population and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), Fitch Ratings, Inc. (“Fitch”) and S&P Global Ratings (“S&P”).

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review) and relevant for the Scope in question, included the following data fields:

# of Units	Investor: Qualifying Total Debt Ratio	Property Type
Amortization Term	Lien Position	Purpose
Amortization Type	Note Date	Refi Purpose
Borrower First Name	Occupancy	Representative FICO
Borrower FTHB	Original CLTV	State
Borrower Last Name	Original Interest Rate	Street
City	Original Loan Amount	Zip
Decision System	Original LTV

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria, or other requirements: review and methodology.

AMC reviewed mortgage loan origination documentation to determine conformity with the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the file was also performed.

CREDIT AND COMPLIANCE SCOPE:

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria, or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

1 | P a g e

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt-to-income ratio as appropriate.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP Review: When provided and appropriate, AMC verified that DU findings included an approved/ineligible decision where required by the guidelines. However, all Loans are manually underwritten with documentation requirements determined by the guidelines and not AUS findings.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including, for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

2 | P a g e

Title Review: AMC’s review included a review of the chain of title and the duration of ownership by the seller or borrower (whichever is applicable) satisfied the guidelines. Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

BUSINESS PURPOSE SCOPE

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adherence to the credit policy.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adhere to credit policy requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of completed fields and verifying that the handwritten Primary Residence address differs from the subject property address and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.
▪	Gathering the components of the DSCR from source documentation provided in the loan file during the course of the review. Where applicable, AMC sums per the guidelines the principal and interest payment as well as the tax, insurance and HOA payment to arrive at a monthly property expense. This number is used as the denominator to the monthly lease or estimated lease income as per the guidelines.

3 | P a g e

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (viii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

4 | P a g e

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Association (“SFA”) (formerly, the Structured Finance Industry Group, “SFIG”) (the "SFA Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and the Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23, §1026.15):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period;
vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and
vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s).

5 | P a g e

c)	Home Equity Plans Disclosures (§§1026.6, 40) as applicable

i)	failure to provide the applicable home equity initial and account opening disclosures
ii)	failure to provide the applicable home equity initial and account opening disclosures in a timely manner
d)	Tolerances (§§1026.18, 22 23, and 38):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
iii)	inaccurate Total of Payments outside of applicable tolerance by comparing disclosed Total of Payments to re-calculated Total of Payments.
e)	High-cost Mortgage (§§1026.31, 32 and 34):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty threshold test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
f)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements as applicable.
g)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
h)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.
i)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
j)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
k)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

6 | P a g e

v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the mortgage loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;
ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and
x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability under the SFA Compliance Review Scope were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
vi)	capture whether a settlement service provider list (“SSPL”) was provided (in instances when a consumer is given an opportunity to shop for services). Failure to provide SSPL is not cited separately under SFA compliance review scope, however, absence of SSPL from loan file is treated as not provided and impacts fee tolerance categories as prescribed by regulation.
vii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
viii)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;

7 | P a g e

ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability under the SFA Compliance Review Scope were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Association (“SFA”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFA Compliance Review Scope.)
c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(IV) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.)); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, AMC notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) depending on the application date, defined in accordance with 1026.2(a)(3)(ii) and the loan designation provided on the subject loan, either:

1.)	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), prior to 3/1/2021, at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source,

8 | P a g e

2.)	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), on or after 3/1/2021, but before 10/1/2022, submitted with a loan designation of Safe Harbor QM, Higher Priced QM, Safe Harbor QM (43-Q), or Higher Priced QM (43-Q), whether at the time of consummation, the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source, or
3.)	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), taken on or after 3/1/2021, submitted with a loan designation of Safe Harbor QM (APOR), or Higher Priced QM (APOR), “Revised QM”, whether the APR exceeds the average prime offer rate by 2.25 or more percentage points, (additional thresholds applicable for lower loan balances, subordinate lien covered transactions and certain manufactured homes loan amounts), and whether the loan does not meet the credit guidelines without a documented exception and compensating factors.

For the loans determined to be Safe Harbor QM (APOR), in the event the lender provided a Verification Safe Harbor, (“VSH”) indicator of “Yes” on the loans, that would be reflected as such in the reports. In the event the lender provided a VSH indicator of “No” on the loans that would be reflected in the reports. In the event the lender did not provide a VSH indicator on the loans, the loans would be identified as “Not Stated” in the reports.

* Note, for loans in which the lender provided the VSH indicator, AMC captured it, but did not verify the VSH indicator.

Notwithstanding the above, for loans with the variance evaluation of VSH performed by AMC on QM (APOR) loans, the Lender provided a VSH Indicator of “Yes”. The VSH indicator was provided within the loan images, on the data tape, deal notes, or as part of the loan program/guidelines being originated to. The loan guidelines utilized one of the specified GSE June 2020 guidelines to meet VSH.  In the event the lender identified the loan to have VSH status, then AMC reviewed to identify documentation variances that would cause one to question the VSH attestation from the lender. If variances were identified, then the loan would not be identified by AMC to meet the VSH documentation requirements under either the Fannie Mae guidelines or under the Freddie Mac guidelines. The results of the variance analysis are reflected in the reports.

This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph. In addition, AMC reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, AMC then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status); (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

9 | P a g e

AMC reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. AMC’s review is based on information contained in the mortgage loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(V) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation; and
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(VI) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(VII) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VIII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(IX) Federal and state specific late charge and prepayment penalty provisions.

(X) Recording Review

AMC noted the presence of recorded documents, when available. However, the majority of mortgage loans in the review population were new production and have only been closed for days or weeks at the time AMC reviewed the mortgage loans and thus have not yet been recorded. AMC verified that documents in the mortgage loan file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section, AMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, AMC accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

10 | P a g e

(XII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Initial application (1003);
▪	Underwriting summary / loan approval (1008);
▪	Credit report;
▪	Income and employment documentation;
▪	4506T;
▪	Asset documentation;
▪	Sales contract;
▪	Hazard and/or flood insurance policies;
▪	Copy of note for any junior liens;
▪	Appraisal;
▪	Title/Preliminary Title;
▪	Final 1003;
▪	Changed circumstance documentation;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Note;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	Subordination Agreement;
▪	FACTA disclosures;
▪	Notice of Special Flood Hazards;
▪	Initial and final GFE’s;
▪	HUD from sale of previous residence;
▪	Final HUD-1;
▪	Initial TIL;
▪	Final TIL;
▪	Loan Estimates;
▪	Closing Disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

LEASES & LIMITED COMPLIANCE REVIEW

Includes Leases Review Scope with additional limited compliance review below.

State Compliance Review applicable to non-owner occupied loans:

SitusAMC will review each mortgage loan file to determine coverage, and if covered, verify compliance with the following:

a)	High Cost testing in Chicago Illinois and Cook County Illinois;
b)	Higher Priced testing in Minnesota;
c)	Other applicable state testing in Maryland, Minnesota, New Jersey, West Virginia, Wyoming, and Vermont, Virginia and
d)	State specific prepayment penalty and late charge testing applicable to non-owner occupied loans.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

11 | P a g e

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency, or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce, or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy, and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in the Form ABS Due Diligence-15E.

OVERALL REVIEW RESULTS SUMMARY

Of the thirty-eight (38) Loans reviewed, all thirty-eight (38) Loans or (100%) received an overall “A” or “B” grade.

Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	34	89.47%
B	4	10.53%
C	0	0.00%
D	0	0.00%
Total	38	100.00%

12 | P a g e

COMPLIANCE RESULTS SUMMARY

Of the thirty-eight (38) Loans reviewed for compliance, all thirty-eight (38) Loans or (100%) received an “A” or “B” compliance grade.

Compliance Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	35	92.11%
B	3	7.89%
C	0	0.00%
D	0	0.00%
Total	38	100.00%

CREDIT RESULTS SUMMARY

All thirty-eight (38) Loans (100%) reviewed received an “A” or “B” credit grade.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	37	97.37%
B	1	2.63%
C	0	0.00%
D	0	0.00%
Total	38	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

All thirty-eight (38) Loans (100%) reviewed under the applicable rating agency criteria, received an “A” property grade.

Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	38	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	38	100.00%

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One Loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall loan grade of “B”).

Exception Type	Final Exception Rating	Exception Category	Total
Compliance	B	ATR/QM Defect	1
		State Late Charge	1
		ECOA	1
		Total Compliance Grade (B) Exceptions:	3
Total Compliance Exceptions:			3
Credit	B	Guideline	1
		Total Credit Grade (B) Exceptions:	1
Total Credit Exceptions:			1
Grand Total:			4

13 | P a g e

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the thirty-eight (38) Loans reviewed, thirty-seven (37) unique Loans had a total of one hundred twenty-one (121) different tape discrepancies across sixteen (16) data fields (some Loans had more than one data delta). The largest variances were found on Note Date, Investor: Total Qualifying Debt Ratio and Decision System where the data tape information did not coincide with the documentation type found in the loan file.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	38	0.00%	38
Amortization Term	1	38	2.63%	38
Amortization Type	0	38	0.00%	38
Borrower First Name	6	38	15.79%	38
Borrower FTHB	5	38	13.16%	38
Borrower Last Name	5	38	13.16%	38
City	0	38	0.00%	38
Decision System	18	20	90.00%	38
Investor: Qualifying Total Debt Ratio	24	38	63.16%	38
Lien Position	0	38	0.00%	38
Note Date	35	38	92.11%	38
Occupancy	0	38	0.00%	38
Original CLTV	3	38	7.89%	38
Original Interest Rate	1	38	2.63%	38
Original Loan Amount	5	38	13.16%	38
Original LTV	3	38	7.89%	38
Property Type	5	38	13.16%	38
Purpose	0	38	0.00%	38
Refi Purpose	4	15	26.67%	38
Representative FICO	2	38	5.26%	38
State	0	38	0.00%	38
Street	2	38	5.26%	38
Zip	2	38	5.26%	38
Total	121	833	14.53%	38

14 | P a g e

ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	38	100.00%	$17,056,495.00	100.00%
Total	38	100.00%	$17,056,495.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	38	100.00%	$17,056,495.00	100.00%
Total	38	100.00%	$17,056,495.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	12	31.58%	$5,146,000.00	30.17%
Other-than-first-time Home Purchase	20	52.63%	$10,025,895.00	58.78%
Rate/Term Refinance - Borrower Initiated	6	15.79%	$1,884,600.00	11.05%
Total	38	100.00%	$17,056,495.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
121-180 Months	1	2.63%	$250,000.00	1.47%
241-360 Months	37	97.37%	$16,806,495.00	98.53%
Total	38	100.00%	$17,056,495.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	17	44.74%	$5,937,200.00	34.81%
Condo, Low Rise	5	13.16%	$1,673,000.00	9.81%
PUD	5	13.16%	$4,182,295.00	24.52%
Townhouse	3	7.89%	$857,000.00	5.02%
2 Family	6	15.79%	$3,532,000.00	20.71%
4 Family	2	5.26%	$875,000.00	5.13%
Total	38	100.00%	$17,056,495.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	7	18.42%	$5,611,404.00	32.90%
Investment	23	60.53%	$8,756,600.00	51.34%
Second Home	8	21.05%	$2,688,491.00	15.76%
Total	38	100.00%	$17,056,495.00	100.00%

15 | P a g e

Rating Agency Grades

LOAN INFORMATION						INITIAL CREDIT LOAN GRADES						INITIAL COMPLIANCE LOAN GRADES						INITIAL PROPERTY LOAN GRADES						INITIAL OVERALL LOAN GRADES						FINAL CREDIT LOAN GRADES						FINAL COMPLIANCE LOAN GRADES						FINAL PROPERTY LOAN GRADES						FINAL OVERALL LOAN GRADES
AMC Loan ID	Customer Loan ID	Seller Loan ID	Investor Loan Number	Deal Number	Original Loan Amount	DBRS	Fitch	Kroll	Moody's	S&P	Morningstar	DBRS	Fitch	Kroll	Moody's	S&P	Morningstar	DBRS	Fitch	Kroll	Moody's	S&P	Morningstar	DBRS	Fitch	Kroll	Moody's	S&P	Morningstar	DBRS	Fitch	Kroll	Moody's	S&P	Morningstar	DBRS	Fitch	Kroll	Moody's	S&P	Morningstar	DBRS	Fitch	Kroll	Moody's	S&P	Morningstar	DBRS	Fitch	Kroll	Moody's	S&P	Morningstar
[Redacted]	268	268				A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	278	278				A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	287	287				C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	266	266				C	C	C	C	C		B	B	B	B	B		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		B	B	B	B	B		A	A	A	A	A		B	B	B	B	B
[Redacted]	279	279				C	C	C	C	D		A	A	A	A	A		A	A	A	A	A		C	C	C	C	D		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	295	295				C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	288	288				C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	299	299				A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	284	284				C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	271	271				C	C	C	C	D		A	A	A	A	A		A	A	A	A	A		C	C	C	C	D		B	B	B	B	B		A	A	A	A	A		A	A	A	A	A		B	B	B	B	B
[Redacted]	298	298				C	C	C	C	D		A	A	A	A	A		D	D	D	D	D		D	D	D	D	D		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	277	277				C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	281	281				C	C	C	C	D		A	A	A	A	A		A	A	A	A	A		C	C	C	C	D		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	301	301				A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	283	283				C	C	C	C	C		C	C	C	C	C		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	285	285				C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	296	296				A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	297	297				A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	276	276				C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	267	267				A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	269	269				C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	282	282				A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	292	292				A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	270	270				C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	265	265				C	C	C	C	C		B	B	B	B	B		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		B	B	B	B	B		A	A	A	A	A		B	B	B	B	B
[Redacted]	272	272				C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	274	274				A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	275	275				C	C	C	C	C		C	C	C	C	C		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	286	286				C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	293	293				A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	291	291				C	C	C	C	C		C	C	C	C	C		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	289	289				C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	273	273				C	C	C	C	C		C	C	C	C	C		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	280	280				A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	294	294				C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	290	290				A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A
[Redacted]	302	302				C	C	C	C	C		B	B	B	B	B		A	A	A	A	A		C	C	C	C	C		A	A	A	A	A		B	B	B	B	B		A	A	A	A	A		B	B	B	B	B
[Redacted]	300	300				A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A		A	A	A	A	A

Exception Grades

SitusAMC Loan ID	Customer Loan ID	Seller Loan ID	Investor Loan Number	Loan Exception ID	Exception ID	Exception Date	Exception Type	Exception Category	Exception Subcategory	15E Category	Exception	Exception Detail	Exception Information	Compensating Factors	Compensating Factor Information	Applying Party	Follow-up Comments	Cleared Date	Cured Date	Waived Date	Exception Level Grade	DBRS Initial Exception Rating	DBRS Final Exception Rating	Fitch Initial Exception Rating	Fitch Final Exception Rating	Kroll Initial Exception Rating	Kroll Final Exception Rating	Moody's Initial Exception Rating	Moody's Final Exception Rating	S&P Initial Exception Rating	S&P Final Exception Rating	Note Date	Property State	Occupancy	Purpose	Exception Remediation	Overall Initial Loan Grade	Overall Final Loan Grade	Credit Initial Loan Grade	Credit Final Loan Grade	Compliance Initial Loan Grade	Compliance Final Loan Grade	Property Initial Loan Grade	Property Final Loan Grade	Originator QM ATR Status	TPR QM ATR Status	Is Curable
[Redacted]	287	287		35705139			Credit	Property - Appraisal	General Appraisal Requirements	Property - Appraisal	The transaction closed as a refinance of a primary residence, and the valuation reflects that the subject property is vacant. Unable to verify occupancy.		Require updated page [redacted] of appraisal report occupant updated as Vacant however lease agreement signed from [redacted] it should be updated as Tenant				Reviewer Comment (2025-06-05): Received updated appraisal with tenant occupied. Exception Cleared Buyer Comment (2025-06-04): Updated 1004 Reviewer Comment (2025-05-29): Property has furniture and does not appear vacant. Buyer Comment (2025-05-29): The appraisal was effective[redacted]. The lease agreement was effective [redacted] which was after the effective date of the appraisal. Please remove condition.	06/05/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Refinance - Rate/Term		C	A	C	A	A	A	A	A		N/A	No
[Redacted]	287	287		35705137			Credit	Credit	Credit Documentation	Credit	Absence of Business Purpose Certificate and/or Non-Owner Occupancy Declaration and/or UW Business Purpose Analysis and thus casts doubt on the business purpose of the loan.		Business Purpose certificate provided is not signed and dated by borrower.				Reviewer Comment (2025-06-05): Received Signed business purpose certificate. Exception Cleared Buyer Comment (2025-06-03): BPC	06/05/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Refinance - Rate/Term		C	A	C	A	A	A	A	A		N/A	No
[Redacted]	266	266		35705141			Credit	Loan Package Documentation	Application / Processing	Missing Document	Missing Document: Approval not provided		DSCR calculation worksheet missing in the file				Reviewer Comment (2025-06-06): Received DSCR Calculation worksheet. Exception Cleared Buyer Comment (2025-06-05): DSCR Calculation	06/06/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Refinance - Cash-out - Other		C	B	C	A	B	B	A	A		N/A	No
[Redacted]	266	266		35705140			Compliance	Compliance	State Compliance	State Late Charge	Note Error: Note late charge percentage exceeds maximum per state		Note late charge percentage exceeds maximum per state				Buyer Comment (2025-06-04): Acknowledged non material			06/04/2025	2	B	B	B	B	B	B	B	B	B	B		[Redacted]	Investment	Refinance - Cash-out - Other		C	B	C	A	B	B	A	A		N/A	No
[Redacted]	279	279		35705144			Credit	Loan Package Documentation	Application / Processing	Missing Document	Missing Document: Other not provided		DSCR Calculation Worksheet is required by guidelines and was not provided.				Reviewer Comment (2025-06-12): Received DSCR calculation worksheet. Exception Cleared Buyer Comment (2025-06-10): DSCR calc	06/12/2025			1	C	A	C	A	C	A	C	A	D	A		[Redacted]	Investment	Refinance - Cash-out - Other		D	A	D	A	A	A	A	A		N/A	No
[Redacted]	295	295		35705145			Credit	Loan Package Documentation	Application / Processing	Loan Package Documentation	Missing Document: Missing Final 1003		1003 docs provided are signed and dated by borrower on [redacted]; however, note date is [redacted]. Please provide a Final 1003 application signed at closing date.				Reviewer Comment (2025-06-12): Provided. Buyer Comment (2025-06-12): 1003	06/12/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Purchase		C	A	C	A	A	A	A	A		N/A	No
[Redacted]	288	288		35705149			Credit	Loan Package Documentation	Application / Processing	Missing Document	Missing Document: Approval not provided		Required updated DSCR calculation worksheet with DSCR ratio as [redacted], provided worksheet reflects DSCR ratio as [redacted]. Unable to ascertain lender calculations.				Reviewer Comment (2025-06-17): Calculation worksheet provided. Buyer Comment (2025-06-16): DSCR worksheet	06/17/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Refinance - Cash-out - Other		C	A	C	A	A	A	A	A		N/A	No
[Redacted]	284	284		35705156			Credit	TRID	Document Error	TRID	Equity of Sold Property was reflected on Closing Disclosure, however missing evidence of sold property.		Closing Disclosure and Estimated Closing Statement provided are not signed. Need proof of Refinance so cash back proceeds can be used to qualify.				Reviewer Comment (2025-06-17): Received trust agreement. exception cleared. Buyer Comment (2025-06-16): Trust agreement Reviewer Comment (2025-06-12): Received Final CD OF other REO property Confirmed Cash back amount, however borrower is showing as Trust. Require Trust agreement of [redacted]. Exception Remains Buyer Comment (2025-06-10): CD	06/17/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Purchase		C	A	C	A	A	A	A	A		N/A	No
[Redacted]	271	271		35705160			Credit	Loan Package Documentation	Application / Processing	Missing Document	Missing Document: Other not provided		DSCR Calculation Worksheet is missing in file				Reviewer Comment (2025-06-12): Received DSCR calculation worksheet. Exception Cleared Buyer Comment (2025-06-10): DSCR Calc	06/12/2025			1	C	A	C	A	C	A	C	A	D	A		[Redacted]	Investment	Refinance - Cash-out - Other		D	B	D	B	A	A	A	A		N/A	No
[Redacted]	271	271		35705161			Credit	Loan Package Documentation	Application / Processing	Missing Document	Missing Document: Tax Certificate not provided		Email correspondence provided does not support the Tax amount. Therefore provide Tax certificate that the supports the annual Tax amount as $[redacted]/ $[redacted] monthly.				Reviewer Comment (2025-06-12): Received Tax cert for subject property. Exception Cleared Buyer Comment (2025-06-10): Tax Cert	06/12/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Refinance - Cash-out - Other		D	B	D	B	A	A	A	A		N/A	No
[Redacted]	271	271		35705162			Credit	Guideline	Guideline Issue	Guideline	Loan product type is ineligible per guidelines.	Product: ___; Amortization Term: ___	Loan is Ineligible due to executed 4506-C in file. "IRS Form 4506-C is not to be provided in the loan file" for Bank Statement, 1099, and DSCR.	Borrower's monthly reserves have been verified and exceed the amount required based on the guidelines by at least [redacted].		SitusAMC	Reviewer Comment (2025-06-16): Exception provided. Buyer Comment (2025-06-16): Please downgrade and waive. Buyer Comment (2025-06-16): Exception made by [redacted] We have reviewed and acknowledged the same.			06/16/2025	2	C	B	C	B	C	B	C	B	C	B		[Redacted]	Investment	Refinance - Cash-out - Other		D	B	D	B	A	A	A	A		N/A	No
[Redacted]	298	298		35705165			Credit	Missing Document	General	Missing Document	Missing Document: Source of Funds/Deposit not provided		EMD deposit receipt is missing in file for $[redacted].				Reviewer Comment (2025-06-16): Received deposit receipt/withdrawal receipt. exception cleared. Reviewer Comment (2025-06-13): Per Guideline "Earnest-money deposits must be documented with the following:• A copy of the canceled check. • Verification of sufficient funds on deposit in a depository account and/or verification the funds have been withdrawn from the account. Source already verified. Check copy or wire copy still require per Guideline Exception Remains Buyer Comment (2025-06-13): source of funds	06/16/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Purchase		D	A	D	A	A	A	D	A		N/A	No
[Redacted]	298	298		35705166			Credit	Loan Package Documentation	Application / Processing	Missing Document	Missing Document: Other not provided		Missing DSCR calculation worksheet reflecting ratio as [redacted], provided document reflects DSCR ratios as [redacted] (DSCR ratio variance due to change in PITIA amount).				Reviewer Comment (2025-06-24): Received DSCR calculation worksheet. exception cleared. Buyer Comment (2025-06-24): Per lender: Hello, the DSCR was validated as [redacted] . The system matches as well. $[redacted]/$[redacted]=[redacted]. I have attached the breakdown. Thank you. Reviewer Comment (2025-06-16): DSCR calculation should reflects $[redacted] / $[redacted] = [redacted] however lender calculated as [redacted]. require updated DSCR calculation. Buyer Comment (2025-06-13): DSCR Worksheet	06/24/2025			1	C	A	C	A	C	A	C	A	D	A		[Redacted]	Investment	Purchase		D	A	D	A	A	A	D	A		N/A	No
[Redacted]	298	298		35705167			Property	Property - Appraisal	Appraisal Documentation	Property - Appraisal	Loan is to be securitized. Secondary valuation is missing. Sec ID: [redacted]		CDA is required with [redacted] appraisal and was not provided.				Reviewer Comment (2025-06-13): Received CDA. Exception Cleared Buyer Comment (2025-06-13): CDA	06/13/2025			1	D	A	D	A	D	A	D	A	D	A		[Redacted]	Investment	Purchase		D	A	D	A	A	A	D	A		N/A	No
[Redacted]	277	277		35705169			Credit	Credit	Credit Documentation	Guideline	Missing Document: Asset not provided		Require CPA letter : as per guide - The Seller must obtain a signed letter from a CPA/Licensed Tax Preparer verifying the following: - The amount of business assets that can be used must correspond to the borrower's percentage of ownership in the business. - The funds are not an advancement of future earnings, cash distribution or a loan. - Withdrawal of the funds will not negatively impact the business				Reviewer Comment (2025-06-23): Received updated Bank statement and 1003 confirmed removed business account and used Stock account. Exception Cleared Buyer Comment (2025-06-20): Updated 1003 removing business funds, adding new funds	06/23/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Refinance - Rate/Term		C	A	C	A	A	A	A	A		N/A	No
[Redacted]	277	277		35705171			Credit	Missing Document	General	Missing Document	Incomplete Document: 1003 Final is incomplete		Require Final 1003 application for borrower [redacted].				Reviewer Comment (2025-06-17): Received signed final 1003 for borrower [redacted]. exception cleared. Buyer Comment (2025-06-16): Executed 1003	06/17/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Refinance - Rate/Term		C	A	C	A	A	A	A	A		N/A	No
[Redacted]	277	277		35705172			Credit	Loan Package Documentation	Application / Processing	Missing Document	Missing Document: Approval not provided		Please provide a DSCR calculation worksheet				Reviewer Comment (2025-06-18): DSCR Calculation worksheet received and uploaded accordingly. Exception Cleared. Buyer Comment (2025-06-16): DSCR calculation	06/18/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Refinance - Rate/Term		C	A	C	A	A	A	A	A		N/A	No
[Redacted]	281	281	35705179	Credit	Loan Package Documentation	Application / Processing	Missing Document	Missing Document: Tax Certificate not provided	Required updated tax certificate reflecting Annually amount as $[redacted], however provided document reflects $[redacted].	Reviewer Comment (2025-06-24): Additional documentation is not required. Cleared.

Buyer Comment (2025-06-24): Per Seller : A PCCD on this should not be needed.  We have further reviewed with our team.  As the borrower is not escrowing for either item, a correction is not required.  1003 was already uploaded previously as well so that should also not be needed.  We don't have this issue typically when a change like this was made with other buyers.  This is simply a case of the taxes being slightly lower and the loan still qualifies.

Reviewer Comment (2025-06-18): Received Updated Tax information of $[redacted]/ $[redacted]. However updated Final 1003, PCCD reflecting the correct Tax amount also updated DSCR calculation worksheet that reflects the updated PITIA and updated ratios. Exception Remains.

Buyer Comment (2025-06-16): Updated taxes

Reviewer Comment (2025-06-11): Not Tax related document received. Only DSCR calculation and Lender LOX about Real Estate Investor experience. Require tax to Support lender used amount of $[redacted]or $[redacted]. Exception Remains

Buyer Comment (2025-06-10): Taxes [redacted]
																		06/24/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Refinance - Cash-out - Other		D	A	D	A	A	A	A	A		N/A	No
[Redacted]	281	281		35705177			Credit	Loan Package Documentation	Application / Processing	Missing Document	Missing Document: Other not provided		DSCR Calculation Worksheet is missing and is required per Guidelines [redacted]				Reviewer Comment (2025-06-11): Received Calculation worksheet received. Exception cleared Buyer Comment (2025-06-09): DSCR calculation	06/11/2025			1	C	A	C	A	C	A	C	A	D	A		[Redacted]	Investment	Refinance - Cash-out - Other		D	A	D	A	A	A	A	A		N/A	No
[Redacted]	281	281		35705178			Credit	Loan Package Documentation	Application / Processing	Missing Document	Missing Document: Other not provided		LOX is required for Real Estate Experience of borrower as per guide.				Reviewer Comment (2025-06-11): LOX not require per [redacted] guideline. For experience Fraud report noted other investment properties. Exception Cleared Buyer Comment (2025-06-10): Experience letter	06/11/2025			1	C	A	C	A	C	A	C	A	D	A		[Redacted]	Investment	Refinance - Cash-out - Other		D	A	D	A	A	A	A	A		N/A	No
[Redacted]	281	281	35705176	Credit	Loan Package Documentation	Application / Processing	Loan Package Documentation	Missing Document: Operating Agreement not provided	Operating Agreement is missing in file for [redacted]	Reviewer Comment (2025-07-02): An Operating Agreement is not required in [redacted]. Cleared.

Buyer Comment (2025-07-01): Seller rebuttal stating not required in [redacted]

Reviewer Comment (2025-06-27): Received Certification of Reinstatement, however Exception is for Operating agreement.  operating agreement is a legal document that outlines the internal rules, structure, and operating procedures for a [redacted]Exception Remains

Buyer Comment (2025-06-26): Business revoked and reinstated

Reviewer Comment (2025-06-18): Received clarification on operating agreement cert. However We need operating agreement that confirms  details on ownership structure, management, member responsibilities, profit/loss distribution, and dissolution procedures. Also the agreement should be executed by the member(s). Exception remains

Buyer Comment (2025-06-16): Operating agreement cert
																		07/02/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Refinance - Cash-out - Other		D	A	D	A	A	A	A	A		N/A	No
[Redacted]	301	301		35705184			Compliance	Compliance	Federal Compliance	Missing Required Data (other than HUD-1 or Note)	Disparity In Occupancy - Investment Loans	Loan does not qualify for Investment Loans scope because the Final 1003 does not indicate that the property will be an Investment Property or the Final 1003 Declarations, Valuation or Occupancy Certificate indicates the borrower intends to occupy the subject property.	Appraisal report reflects occupant as Owner. Therefore Updated appraisal report is required to confirm Occupant as Tenant.				Reviewer Comment (2025-07-01): Received updated appraisal with Occupancy as Tenant. Exception Cleared Buyer Comment (2025-06-30): Appraisal	07/01/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Refinance - Cash-out - Other		C	A	A	A	C	A	A	A		N/A	No
[Redacted]	283	283		35705187			Compliance	Compliance	Federal Compliance	Missing Required Data (other than HUD-1 or Note)	Disparity In Occupancy - Investment Loans	Loan does not qualify for Investment Loans scope because the Final 1003 does not indicate that the property will be an Investment Property or the Final 1003 Declarations, Valuation or Occupancy Certificate indicates the borrower intends to occupy the subject property.	Provide updated appraisal report with the correct occupant type as tenant.				Reviewer Comment (2025-07-03): Received Updated appraisal report with Tenant Occupancy. Exception Cleared Buyer Comment (2025-07-02): appraisal addendum reflecting tenant occupied	07/03/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A		N/A	No
[Redacted]	283	283		35705189			Credit	Borrower and Mortgage Eligibility	Mortgage / Program Eligibility	Borrower and Mortgage Eligibility	The appraisal does not show the property is Tenant Occupied or Vacant and thus casts doubt on the business purpose of the loan.		Page [redacted] of Appraisal reflects the Occupancy is Owner.				Reviewer Comment (2025-07-03): Received Updated appraisal report with Tenant Occupancy. Exception Cleared Buyer Comment (2025-07-02): Appraisal	07/03/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A		N/A	No
[Redacted]	285	285		35705191			Credit	Title	General	Title	Title Policy Coverage is less than Original Loan Amount.		The Title Report in file disclosed $[redacted]of title insurance coverage; however this is less than the loan amount of $[redacted]. Provide a copy of the final title policy or a supplemental title report verifying title insurance of at least the loan amount.				Reviewer Comment (2025-07-02): Received updated title commitment report with coverage amount covering the loan amount. Exception cleared Buyer Comment (2025-07-01): title commitment	07/02/2025			1	B	A	B	A	B	A	B	A	B	A		[Redacted]	Investment	Refinance - Rate/Term		C	A	C	A	A	A	A	A		N/A	No
[Redacted]	285	285		35705193			Credit	Insurance	Insurance Documentation	Insurance	Rent loss insurance is required on all properties and there is no evidence of this insurance in the file.		Rent loss insurance covering a maximum of [redacted] months is required for the subject property is required as per guide.				Reviewer Comment (2025-07-01): Received declaration confirmed Rent loss of [redacted]nths. Exception Cleared Buyer Comment (2025-06-30): hazard insurance policy with [redacted] of rent loss insurance.	07/01/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Refinance - Rate/Term		C	A	C	A	A	A	A	A		N/A	No
[Redacted]	285	285		35705195			Credit	Missing Document	General	Missing Document	Document "Loan Underwriting and Transmittal Summary (1008) / MCAW" is missing.		Required updated 1008 with correct loan amount of $[redacted] & appraisal amount of $[redacted].				Reviewer Comment (2025-06-27): Received updated 1008 with correction in loan amount and appraisal value. Exception Cleared Buyer Comment (2025-06-26): Updated 1008	06/27/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Refinance - Rate/Term		C	A	C	A	A	A	A	A		N/A	No
[Redacted]	285	285		35705196			Credit	Document Inventory	General	Document Inventory	Final Inspection / 442 does not reflect all required repairs or property completion requirements.		Two full appraisal captured, however initial appraisal is not within [redacted] days from note date hence required updated 442/1004D document for initial appraisal. No CDA in file.				Reviewer Comment (2025-07-02): Received CDA to meet Secondary valuation requirement. 2nd appraisal not require per guideline, therefore CDA used for Requirement. Exception Cleared Buyer Comment (2025-07-01): CDA	07/02/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Refinance - Rate/Term		C	A	C	A	A	A	A	A		N/A	No
[Redacted]	285	285		35705197			Credit	Missing Document	General	Missing Document	Missing Document: Source of Funds/Deposit not provided		Required most recent [redacted] months proof of rent receipt of $[redacted ]as per guide.				Reviewer Comment (2025-07-01): Lease is Year to year basis and Lease is still valid till [redacted], per guideline [redacted] receipt require if lease is converted to month to month. Exception Cleared Buyer Comment (2025-06-30): per lender	07/01/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Refinance - Rate/Term		C	A	C	A	A	A	A	A		N/A	No
[Redacted]	276	276		35705202			Credit	Loan Package Documentation	Application / Processing	Missing Document	Missing Document: Loan Underwriting and Transmittal Summary (1008) / MCAW not provided		Require updated 1008 transmittal summary with correct DTI. Reviewer DTI [redacted]% vs Lender DTI [redacted]%. lender did not include primary residence Housing expenses of $[redacted] into HTI and DTI.				Reviewer Comment (2025-05-20): Received updated 1008 with DTI [redacted]% matching with reviewed DTI. Exception Cleared Buyer Comment (2025-05-20): 1008 Reviewer Comment (2025-05-15): Received Updated 1008 however DTI still showing [redacted]where it must be $[redacted]% Exception Remains Buyer Comment (2025-05-15): UW TRANSMITTAL	05/20/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Purchase		C	A	C	A	A	A	A	A		N/A	No
[Redacted]	276	276	35705203	Credit	Income / Employment	Income Documentation	Income / Employment	Large deposits were not sourced and/or letter of explanation was not provided.	Require letter of explanation with source of funds documentation large deposit into the BOA xxxx [redacted] deposit $[redacted] dated [redacted]	Reviewer Comment (2025-06-04): Documentation in file is sufficient.

Buyer Comment (2025-06-04): Email sent  per [redacted]: It doesn't appear that it was related to an early withdraw fee being deducted.  I will say that I don't see a concern here with the way it was addressed and documented by [redacted].   [redacted] guideline doesn't necessarily require an LOE from the borrower.   - Seller must document the source of large deposit is from an acceptable source.  Date of deposit is the same date as withdraw.  It's documented and makes sense

Reviewer Comment (2025-06-02): Received Lender LOX, however Require Borrower LOX confirming the same. Exception Remains

Buyer Comment (2025-05-29): Per lender : Large deposit sourced

Reviewer Comment (2025-05-20): Received Source of fund which shows closeout amount $[redacted] where as Deposit amount is $[redacted] which is not matching with Closed out amount. Require Further clarification or LOX from borrower. Exception Remains

Buyer Comment (2025-05-19): source of funds

Reviewer Comment (2025-05-13): Noted $[redacted] check copy already provided. however $[redacted] deposited into BOX [redacted]on [redacted] no source of funds and LOE missing. exception remains.

Buyer Comment (2025-05-12): The $[redacted] deposited on [redacted] came from [redacted] (retirement savings plan - [redacted]).  Check is in file dated [redacted] ([redacted]). Can you please remove this portion of the exception below and require the $[redacted] source of funds only.
																		06/04/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Purchase		C	A	C	A	A	A	A	A		N/A	No
[Redacted]	276	276		35705204			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	Please confirm guidelines used to qualify. File contains only [redacted] 1040 and transcript only, unable to ascertain if [redacted] years returns and transcripts required.				Reviewer Comment (2025-05-15): Received [redacted] Transcript for both borrower [redacted] 1040 Transcript Available in the file. Exception Cleared Buyer Comment (2025-05-15): Tax Transcripts	05/15/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Purchase		C	A	C	A	A	A	A	A		N/A	No
[Redacted]	269	269		35705205			Credit	Guideline	Guideline Issue	Guideline	Missing required Transcripts (1040) and/or W-2 Transcripts.	-	Borrower: [redacted]: Wage Income is calculated by average monthly income, overtime income is calculated by [redacted] + YTD average income. Have [redacted]tax return, [redacted]transcript, [redacted]transcript returned with no record.				Reviewer Comment (2025-06-11): Received [redacted] 1040 Transcript. Exception Cleared. Buyer Comment (2025-06-10): [redacted] transcript Reviewer Comment (2025-06-04): Received IRS tax refund check however Tax Transcripts / Wage & Income Transcripts for [redacted] is required since the Note date is [redacted] which is post [redacted]. Exception Remains. Buyer Comment (2025-06-03): Lender's response: THE [redacted] TAX TRANSCRIPT ARE NOT READY. HOWEVER, THE BORROWER DID RECEIVE A REFUND FROM THE IRS WHICH MATCHES THE REFUND DUE ON THE TAXT RETURNS. PLEASE SEE THE ATTACHED REFUND CHECK	06/11/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Investment	Purchase		C	A	C	A	A	A	A	A		N/A	No
[Redacted]	270	270		35705207			Credit	Loan Package Documentation	Loan File	Missing Document	Missing Document: Hazard Insurance Policy not provided		Binder provided in file however, Hazard Insurance Policy missing in file. Unable to verify dwelling coverage.				Reviewer Comment (2025-05-28): Received Hazard Insurance policy Exception Cleared Buyer Comment (2025-05-23): HOI	05/28/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Second Home	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
[Redacted]	265	265		35705211			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	ECOA Valuations Rule (Dodd-Frank 2014): Creditor did not provide a copy of each valuation to applicant [redacted] business days prior to consummation.	Verification appraisal was delivered to borrower was not provided. Appraisal report date [redacted] within [redacted] days of note date				Buyer Comment (2025-05-19): Seller acknowledged delivered - LOE - Non-material. Buyer Comment (2025-05-19): LOE			05/19/2025	2	B	B	B	B	B	B	B	B	B	B		[Redacted]	Primary	Purchase		C	B	C	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
[Redacted]	265	265		35705213			Compliance	Loan Package Documentation	Application / Processing	Missing, Incorrect, or Incomplete Final or Initial 1003	Missing Document: Missing Lender's Initial 1003		Require initial 1003 signed and dated by loan officer and borrower.				Reviewer Comment (2025-05-07): Received Initial 1003 signed by borrower and LO. Exception Cleared Buyer Comment (2025-05-05): 1003	05/07/2025			1	B	A	B	A	B	A	B	A	B	A		[Redacted]	Primary	Purchase		C	B	C	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
[Redacted]	265	265		35705215			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	Require HELOC Agreement from [redacted] [redacted]on REO "[redacted]" to verify the terms of loan to include monthly payment.				Reviewer Comment (2025-05-19): HELOC Statement provided for REO property [redacted] with monthly payment of $[redacted]. Exception cleared Buyer Comment (2025-05-19): HELOC Statement Reviewer Comment (2025-05-08): Received LOE. required HELOC statement to confirm monthly payment of $[redacted] used into DTI. Exception remains. Buyer Comment (2025-05-07): LOE	05/19/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Primary	Purchase		C	B	C	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
[Redacted]	265	265	35705216	Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	Require YTD [redacted] P&L Statement & Balance Sheet for all S/E income streams regardless of whether income was used to qualify per guides. And [redacted] 1065 for [redacted].	Reviewer Comment (2025-06-02): Received YTD P&L And Balance sheet for all S/E income. sch-C income not reported in [redacted] therefor no P&L and Balance sheet required. Exception Cleared

Buyer Comment (2025-05-30): P&L etc

Reviewer Comment (2025-05-20): [redacted] start date is [redacted] & [redacted] start date is [redacted], both business are less than [redacted], as per required [redacted] tax returns however required 1065 ([redacted]) for [redacted] and P&L Statement & Balance Sheet for both business. Exception remains.

Buyer Comment (2025-05-20): Lender's response: Per our underwriting manager based on the guidelines cited the loan application is not [redacted] from the end of business tax year.

Reviewer Comment (2025-05-19): As per Lender correspondence ([redacted]) [redacted] was opened in [redacted] and hit with negative earnings, so no P&L needed, however as per guide P&L, Balance sheet and 1065 ([redacted]) is required for [redacted]. Exception remains

Buyer Comment (2025-05-16): Per Lender : tax return and P&L - see comments on attached from our underwriting manager.

Reviewer Comment (2025-05-08): [redacted] Self-Employment [ AMF Expanded Full Documentation - Employment and Income Documentation] require
1) Profit and Loss (P&L) Statement(s) and Balance Sheet(s) are also required and need to be signed by the borrower(s).
2) All borrowers owning [redacted]% or more of a business or entity must provide a year-to-date P&L statement and balance sheet for that entity, regardless of whether or not the business income is being used to qualify. This requirement includes all business entities, including those organized as pass-through entities. exception remains.

Buyer Comment (2025-05-07): [redacted] and [redacted] Business Returns
																		06/02/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Primary	Purchase		C	B	C	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
[Redacted]	265	265		35705210			Compliance	Compliance	Federal Compliance	ECOA	ECOA Appraisal - Appraisal Provided Prior to Date Performed	ECOA Valuations Rule (Dodd-Frank 2014): Date valuation provided to applicant is prior to the date when valuation was performed. Unable to determine compliance with appraisal timing requirements.	File contains evidence appraisal report provided is an updated report. Delivery confirmations dated earlier than report date of report located in file. Lender to provide all previous appraisal reports/updates. Appraisal report date [redacted] within [redacted]days of note date				Reviewer Comment (2025-05-19): Previous appraisal is provided dated [redacted] with delivery date of[redacted]. Exception cleared Buyer Comment (2025-05-19): Original appraisals for both conditions.	05/19/2025			1	B	A	B	A	B	A	B	A	B	A		[Redacted]	Primary	Purchase		C	B	C	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
[Redacted]	272	272		35705219			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	For Borrower: [redacted] require - Employment - [redacted] - VVOE/Third Party verification of Employment within [redacted] business days from note date is missing.				Reviewer Comment (2025-05-27): Received Post close Verification for [redacted], acceptable per guideline. Exception Cleared Buyer Comment (2025-05-22): [redacted] VOE	05/27/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Second Home	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
[Redacted]	272	272	35705221	Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	Missing VOE dated within [redacted] of the Note date for [redacted]. VOE provided is dated [redacted]. Business Listing is not dated.	Reviewer Comment (2025-06-09): Received Post close Verification for Business for [redacted] Acceptable per guideline. Exception Cleared

Buyer Comment (2025-06-06): VVOE

Reviewer Comment (2025-05-30): Received same VVOE and Business entity listing for C-Corp Business "[redacted], whereas Verification is require for S-Crop Business "[redacted]" Exception Remains.

Buyer Comment (2025-05-28): Business listing

Reviewer Comment (2025-05-27): Received same VVOE and Business entity listing for C-Corp Business "[redacted], whereas Verification is require for S-Crop Business "[redacted]" Exception Remains.

Buyer Comment (2025-05-22): S/E verification

Reviewer Comment (2025-05-20): Received VVOE and Business listing for [redacted] whereas Business verification require for [redacted] as VOE provided is dated [redacted]. Business Listing is not dated. Exception Remains

Buyer Comment (2025-05-19): VOE
																		06/09/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Second Home	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
[Redacted]	275	275		35705234			Credit	Insurance	Insurance Analysis	Insurance	Insufficient Coverage: Hazard insurance coverage amount is insufficient.		HOI coverage is insufficient by $[redacted]. Provide updated policy reflecting minimum coverage of $[redacted] OR provide copy of insurer's replacement cost estimate supporting current coverage amount. Per LOE with the policy- unable to send an RCE as per Firms policy.				Reviewer Comment (2025-05-30): Coverage up to [redacted]%. Cleared. Buyer Comment (2025-05-30): per lender: Hazard coverage $[redacted] includes an additional $[redacted]% = $[redacted]	05/30/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Primary	Refinance - Rate/Term		C	A	C	A	C	A	A	A	Non QM	Non QM	No
[Redacted]	275	275		35705236			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - ATR Risk	Ability to Repay (Dodd-Frank 2014): Originator Loan Designation of Non QM does not match Due Diligence Loan Designation of ATR Risk.	ATR failure due to insufficient income documentation. This exception will be cleared once all ATR specific exceptions have been cured/cleared.				Reviewer Comment (2025-06-13): Income documentation provided. Buyer Comment (2025-06-13): Please review	06/13/2025			1	B	A	C	A	B	A	C	A	B	A		[Redacted]	Primary	Refinance - Rate/Term	Lender to provide updated ATR/QM Loan Designation	C	A	C	A	C	A	A	A	Non QM	Non QM	No
[Redacted]	275	275		35705235			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General Ability To Repay Provision Investor Guidelines	Ability to Repay (Dodd-Frank 2014): Based on the loan failing one or more guideline components, the loan is at ATR risk.	Loan designation failure due to ATR failure. This exception will be cleared once all ATR specific exceptions have been cured/cleared.				Reviewer Comment (2025-06-13): Income documentation provided. Buyer Comment (2025-06-13): Please review	06/13/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Primary	Refinance - Rate/Term		C	A	C	A	C	A	A	A	Non QM	Non QM	No
[Redacted]	275	275	35705233	Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	Require CPA Letter to confirm borrower Borrower: [redacted] - [redacted] ownership% since as per bylaws document borrower ownership% is 99[redacted] and as per guidelines if the borrower owns less than [redacted]% of the business, CPA/Licensed Tax Preparer letter must be provided to document their percentage of ownership and that the business has been in operation for a minimum of [redacted] years and that the borrower had an ownership interest greater than [redacted]% during that period of time.	Reviewer Comment (2025-06-13): LOX provided

Buyer Comment (2025-06-13): LOX

Reviewer Comment (2025-06-11): Received CPA, however it confirmed borrower have ownership of [redacted]% since [redacted] which does not cover [redacted] requirement as unable to ascertain borrower had an ownership interest greater than [redacted]% during that period of time. Exception Remains

Buyer Comment (2025-06-09): CPA letter

Reviewer Comment (2025-06-03): Per guidelines if the borrower owns less than [redacted] % of the business, CPA/Licensed Tax Preparer letter must be provided to document their percentage of ownership.

Buyer Comment (2025-05-30): Bylaws
																		06/13/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Primary	Refinance - Rate/Term		C	A	C	A	C	A	A	A	Non QM	Non QM	No
[Redacted]	275	275		35705231			Compliance	Compliance	Federal Compliance	TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	Incorrect Right To Cancel Form Used - H-9 Used on Non Same Lender Refinance	Truth in Lending Act: Notice of Right to Cancel was not executed on the proper Model Form for a refinance by a creditor that is not considered the original creditor. The H-9 form was used, the H-8 form should have been used.	Right to Cancel was issued on incorrect form. TILA ROR - Provide the following: Letter of Explanation, Proof of Delivery, and Re-open Rescission using the correct model form. H-8 Form must be used as lender is not the same as originating lender.				Reviewer Comment (2025-05-30): Cleared. H-9 is the correct form. Buyer Comment (2025-05-30): Lender response	05/30/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Primary	Refinance - Rate/Term	TILA ROR - Provide the following: Letter of Explanation, Proof of Delivery, and Re-open Rescission using the correct model form	C	A	C	A	C	A	A	A	Non QM	Non QM	No
[Redacted]	286	286		35705238			Credit	Loan Package Documentation	Application / Processing	Missing Document	Missing Document: Tax Certificate not provided		Require Tax Certificate for the Subject property as it is missing.				Reviewer Comment (2025-06-12): Received Title Email confirmation confirming annual estimate tax amount of $[redacted]. Exception Cleared Buyer Comment (2025-06-10): taxes	06/12/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Second Home	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
[Redacted]	286	286		35705239			Credit	Income / Employment	Income Documentation	Missing Document	REO Documents are missing.	-	Require proof of Free and Clear property for [redacted] as it is missing.				Reviewer Comment (2025-06-12): Borrower shared Combined mortgage for Property [redacted], Both has same Parcel Number. therefore Mortgage Payment has been used for Property [redacted] and Considered Free and clear [redacted]. Exception Cleared Buyer Comment (2025-06-10): lox	06/12/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Second Home	Refinance - Rate/Term		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
[Redacted]	291	291		35705246			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - ATR	Ability to Repay (Dodd-Frank 2014): Originator Loan Designation of Non QM does not match Due Diligence Loan Designation of ATR Fail.	ATR [redacted] fail due to missing docs.				Reviewer Comment (2025-06-16): [redacted] exception cleared.	06/16/2025			1	B	A	C	A	B	A	C	A	B	A		[Redacted]	Primary	Refinance - Cash-out - Other	Lender to provide updated ATR/QM status	C	A	C	A	C	A	A	A	Non QM	Non QM	No
[Redacted]	291	291		35705251			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - ATR Risk	Ability to Repay (Dodd-Frank 2014): Originator Loan Designation of Non QM does not match Due Diligence Loan Designation of ATR Risk.	[ new exception a result of doc received ] Compliance to review for designation re-set.				Reviewer Comment (2025-06-20): All Open ATR Related exception has been cured and cleared. Exception Cleared	06/20/2025			1		A		A		A		A		A		[Redacted]	Primary	Refinance - Cash-out - Other	Lender to provide updated ATR/QM Loan Designation	C	A	C	A	C	A	A	A	Non QM	Non QM	No
[Redacted]	291	291	35705250	Credit	Credit	Credit Documentation	Missing Document	Missing Document: Credit Report not provided	Provide Credit Report within [redacted] of Note date ([redacted]). Credit Report in file was issued [redacted]. Updated report is dated [redacted] but tradelines are unchanged from the [redacted] report.	Reviewer Comment (2025-06-18): Received credit report. exception cleared

Buyer Comment (2025-06-18): Credit report

Reviewer Comment (2025-06-16): AS per guide AMF requires an industry standard, tri-merge credit report for each borrower. The credit reports must provide merged credit from Experian [redacted], TransUnion(r) and Equifax(r). Credit scores must be requested from each repository. exception remains.

Buyer Comment (2025-06-13): Credit refresh

Reviewer Comment (2025-06-12): Credit report dated [redacted] is more than [redacted] of Note date. Updated report dated is [redacted] however it is with same tradeline, scores which are reported in [redacted]. Guideline Require Credit report within [redacted] of Note date. Exception Remains

Buyer Comment (2025-06-11): Per Lender:  Confirming if the suspense is requiring a new credit report pulled/

Buyer Comment (2025-06-10): BK Stmt Calc, Narrative, CPA
																		06/18/2025			1		A		A		A		A		A		[Redacted]	Primary	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A	Non QM	Non QM	No
[Redacted]	291	291		35705249			Compliance	Compliance	Federal Compliance	ATR/QM	NonQM ATR	Ability-to-Repay (Dodd-Frank 2014): General Ability-to-Repay requirements not satisfied.	Ability-to-Repay (Dodd-Frank 2014): General Ability-to-Repay requirements not satisfied.				Reviewer Comment (2025-06-16): [redacted] exception cleared.	06/16/2025			1	A	A	A	A	A	A	A	A	A	A		[Redacted]	Primary	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A	Non QM	Non QM	No
[Redacted]	291	291		35705248			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General Ability To Repay Provision Investor Guidelines	Ability to Repay (Dodd-Frank 2014): Based on the loan failing one or more guideline components, the loan is at ATR risk.	ATR failure due to (Missing Third Party Verification or CPA Letter). This exception will be cleared once all ATR specific exceptions have been cured/cleared.				Reviewer Comment (2025-06-20): All Open ATR Related exception has been cured and cleared. Exception Cleared	06/20/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Primary	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A	Non QM	Non QM	No
[Redacted]	291	291		35705247			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General Ability To Repay Provision Employment - Bank Statements	Ability-to-Repay (Dodd-Frank 2014): Unable to verify current employment status using reasonably reliable third-party records.	Missing Third Party Verification or CPA Letter for this income source.				Reviewer Comment (2025-06-16): Received CPA letter. exception cleared.	06/16/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Primary	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A	Non QM	Non QM	No
[Redacted]	291	291		35705243			Credit	Missing Document	General	Missing Document	Missing Document: CPA Letter not provided		CPA letter is required to verify the borrower's business ownership percentage and business has been in operation for a minimum of [redacted] years and that the borrower had an ownership interest greater than [redacted]%.				Reviewer Comment (2025-06-16): Received CPA letter. Exception cleared. Buyer Comment (2025-06-13): CPA LETTER	06/16/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Primary	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A	Non QM	Non QM	No
[Redacted]	291	291	35705242	Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	Bank statement Income calculation worksheet is missing and required. Business Narrative form is required with description/profile of the business, including the size/scope and operating profile, location(s), number of employees/contractors, estimated cost of goods sold (if any), commercial or retail client base, etc.	Reviewer Comment (2025-06-20): Received income calculation worksheet. Exception Cleared

Buyer Comment (2025-06-20): [redacted] updated 1003  1008

Buyer Comment (2025-06-20): Income worksheet

Reviewer Comment (2025-06-16): Income worksheet provided not matching the [redacted] deposit of income used for qualification. required updated income worksheet. exception remains.

Buyer Comment (2025-06-13): BANK STATEMENT - [redacted]

Reviewer Comment (2025-06-12): Received CPA letter, Business narrative, however Income worksheet income is not matching with Final 1003 . Additionally for Require [redacted] Statement as provided statement is till [redacted] only. Exception Remains

Buyer Comment (2025-06-11): BUSINESS NARRATIVE, BUSINESS BANK STATMENT INCOME CALCULATOR, CPA LETTER
																		06/20/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Primary	Refinance - Cash-out - Other		C	A	C	A	C	A	A	A	Non QM	Non QM	No
[Redacted]	289	289		35705255			Credit	Credit	Miscellaneous	Credit	Missing Document: Credit Letter of Explanation (LOE) not provided		Per guidelines, a Borrower with no mortgage/rental history is eligible with a satisfactory letter of explanation. Missing Letter of Explanation from borrower regarding no housing expense for [redacted].				Reviewer Comment (2025-06-19): Received letter of Explanation from borrower confirm Primary Property [redacted] is free and clear. Exception Cleared Buyer Comment (2025-06-18): LOX	06/19/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Second Home	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
[Redacted]	273	273		35705257			Credit	Income / Employment	Income Documentation	Income / Employment	Income Docs Missing:	-	Third Party Verification is missing for [redacted]				Reviewer Comment (2025-06-19): Received Third party verification for [redacted]. Exception Cleared Buyer Comment (2025-06-18): VOE2 Buyer Comment (2025-06-18): VOE	06/19/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Primary	Purchase		C	A	C	A	C	A	A	A	Non QM	Non QM	No
[Redacted]	273	273		35705260			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Check Loan Designation Match - ATR Risk	Ability to Repay (Dodd-Frank 2014): Originator Loan Designation of Non QM does not match Due Diligence Loan Designation of ATR Risk.	Loan designation failure due to ATR failure. This exception will be cleared once all ATR specific exceptions have been cured/cleared.				Reviewer Comment (2025-06-19): All Open ATR exception has been cleared/Cured. Exception Cleared	06/19/2025			1	B	A	C	A	B	A	C	A	B	A		[Redacted]	Primary	Purchase	Lender to provide updated ATR/QM Loan Designation	C	A	C	A	C	A	A	A	Non QM	Non QM	No
[Redacted]	273	273		35705261			Compliance	Compliance	Federal Compliance	ATR/QM Defect	General Ability To Repay Provision Investor Guidelines	Ability to Repay (Dodd-Frank 2014): Based on the loan failing one or more guideline components, the loan is at ATR risk.	Loan designation failure due to ATR failure. This exception will be cleared once all ATR specific exceptions have been cured/cleared.				Reviewer Comment (2025-06-19): All Open ATR exception has been cleared/Cured. Exception Cleared	06/19/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Primary	Purchase		C	A	C	A	C	A	A	A	Non QM	Non QM	No
[Redacted]	273	273		35705262			Credit	Asset	Asset Documentation	Asset	Asset Issue: Gift funds are missing evidence of receipt		Evidence of transfer of funds from the donor's account to the borrower's account must be fully documented.				Reviewer Comment (2025-06-19): Received Deposit receipt from Settlement agent confirmed Receipt of gift funds of $[redacted]at disbursement date Exception Cleared. Exception Remains Buyer Comment (2025-06-18): Wire receipt	06/19/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Primary	Purchase		C	A	C	A	C	A	A	A	Non QM	Non QM	No
[Redacted]	294	294		35705273			Credit	Missing Document	General	Missing Document	Missing Document: HUD/CD (Asset) not provided		Provided Seller CD for property [redacted] is not executed. Provided executed HUD / CD for [redacted] the proceeds are considered for closing cost and reserve requirement.				Reviewer Comment (2025-07-07): Received Signed Executed seller CD of Sold REO [redacted] Exception Cleared Buyer Comment (2025-07-03): CD	07/07/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
[Redacted]	294	294		35705274			Credit	Missing Document	General	Missing Document	Missing Document: Trust Agreement (Asset) not provided		Trust funds are used for Asset depletion Income therefore provided Trust Agreement for [redacted] - [redacted]				Reviewer Comment (2025-07-07): Received Trust agreement for [redacted] - [redacted]. Exception Cleared Buyer Comment (2025-07-03): Trust	07/07/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Primary	Purchase		C	A	C	A	A	A	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
[Redacted]	290	290	35705281	Compliance	Compliance	Federal Compliance	TRID Defect	TRID Initial Loan Estimate Timing Electronically Provided	TILA-RESPA Integrated Disclosure: Loan Estimate not delivered to Borrower(s) within [redacted] business days of application. Initial Loan Estimate dated [redacted] was electronically provided without or prior to borrower's consent to receive electronic disclosures. Failure to comply with the provisions of the E-Sign Act and failure to provide good faith estimate of fees timely may result in additional fee tolerance violations.	Loan Estimate not delivered to Borrower(s) within [redacted] business days of application. E-sign disclosure signed on [redacted] and Application signed on [redacted]. Initial Loan Estimate issued on [redacted] & signed by borrower on [redacted].	Reviewer Comment (2025-07-10): [redacted]received earliest e-consent.

Buyer Comment (2025-07-09): [redacted] Econsent

Reviewer Comment (2025-07-08): [redacted]: The eConsent that was provided in the trailing images was also provided in the original loan package. The consumer went through the eConsent process on [redacted], the consumer acknowledged the receipt of the LE on [redacted]. But the loan application date was [redacted]. In the event the consumer had not provided eConsent by [redacted], then the lender should have sent the consumer the Loan Estimate through another means in accordance with the official interpretation reflected in Comment [redacted].  Provide proof borrower was sent Initial LE via other means than electronic delivery, as the e-consent was over [redacted]and acknowledged over [redacted].  The LE would not have been provided electronically if borrower had not e-consented with the [redacted] after application.

Buyer Comment (2025-07-03): Econsent
																		07/10/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Primary	Purchase		C	A	A	A	C	A	A	A	Non QM	Non QM	No
[Redacted]	302	302		35705283			Compliance	Compliance	Federal Compliance	ATR/QM Defect	Self-Employed Tax Return Recency - QM	General QM: Self Employed Tax Returns - The business or personal tax returns provided are not the most recent. Application Date [redacted], Most Recent Tax Return End Date [redacted], Tax Return Due Date [redacted].	Personal Tax Return Extension and Business Tax Return Extension for the year [redacted] already provided in the file. EV2 informational exception and may be waived.				Buyer Comment (2025-07-03): Personal and business extensions in file for [redacted]. [redacted] & [redacted] business returns and personal return in file. Tax Transcripts for personal returns for [redacted ]& [redacted].			07/03/2025	2	B	B	B	B	B	B	B	B	B	B		[Redacted]	Second Home	Purchase		C	B	C	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No
[Redacted]	302	302		35705285			Credit	Loan Package Documentation	Application / Processing	Loan Package Documentation	Missing Document: Missing Final 1003		Require updated Final 1003 as the current Final 1003 reflects 2 identical properties - 1) [redacted Unit #[redacted]2 ) [redacted] is without any unit number. require confirmation if both the properties are the same; if not require PITIA documentation and information for that property given without unit number.				Reviewer Comment (2025-07-11): Received Address confirmed both address is one the same. Title commitment report noted Mailing address does not have Unit number whereas Legal Address does. Exception Cleared Buyer Comment (2025-07-09): Title. Per lender: Properties are one in the same. Mailing address is without the unit number. Note/Legal is with the unit number.	07/11/2025			1	C	A	C	A	C	A	C	A	C	A		[Redacted]	Second Home	Purchase		C	B	C	A	B	B	A	A	Safe Harbor QM (APOR)	Safe Harbor QM (APOR)	No

Valuation Report

SitusAMC Loan ID	Customer Loan ID	Seller Loan ID	Investor Loan Number	Note Date	Original Loan Amount	Sales Price	Value for LTV	As-Is Value for LTV	LTV Value Variance Amount	LTV Value Variance Percent	Primary Valuation Value	Primary Valuation Report Date	Primary Valuation Effective Date	Primary Valuation Type	Primary Valuation Company	Primary Valuation Appraiser Name	Primary Valuation Appraiser License Num	Primary Valuation FSD Score	Secondary Valuation Value	Secondary Valuation Variance Amount	Secondary Valuation Variance Percent	Secondary Valuation Report Date	Secondary Valuation Effective Date	Secondary Valuation Type	Secondary Valuation Company	Secondary Valuation FSD Score	Secondary Valuation Desk Review Risk Score	AVM Value	AVM Variance Amount	AVM Variance Percent	AVM Company	AVM FSD Score	AVM Report Date	Desk Review Value	Desk Review Variance Amount	Desk Review Variance Percent	Desk Review Company	Desk Review Risk Score	Desk Review Report Date	Desk Review Effective Date	Desktop Appraisal Value	Desktop Appraisal Variance Amount	Desktop Appraisal Variance Percent	Desktop Appraisal Company	Desktop Appraisal Report Date	Desktop Appraisal Effective Date	BPO Value	BPO Variance Amount	BPO Variance Percent	BPO Company	BPO Report Date	Field Review Value	Field Review Variance Amount	Field Review Variance Percent	Field Review Company	Field Review Report Date	Field Review Effective Date	2055 Value	2055 Variance Amount	2055 Variance Percent	2055 Company	2055 Report Date	2055 Effective Date	AVE/CMA Value	AVE/CMA Variance Amount	AVE/CMA Variance Percent	AVE/CMA Company	AVE/CMA Report Date	Hybrid Valuation Value	Hybrid Valuation Variance Amount	Hybrid Valuation Variance Percent	Hybrid Valuation Company	Hybrid Valuation Report Date	Updated Valuation Value	Updated Valuation Variance Amount	Updated Valuation Variance Percent	Updated Valuation Company	Updated Valuation Report Date	Updated Valuation Effective Date	Aggregate Appraised Value	Aggregate Variance Amount	Aggregate Variance Percent	Value Analysis Valuation Value	Value Analysis Report Date	Is Eligible for Rep and Warrant Relief per Loan Collateral Advisor?	LCA Risk Score	Collateral Underwriter Risk Score
[Redacted]	268	268								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
[Redacted]	278	278								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
[Redacted]	287	287								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A		1.30
[Redacted]	266	266								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
[Redacted]	279	279								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
[Redacted]	295	295								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A		2.70
[Redacted]	288	288								0.000%				Appraisal							0.000%			Desk Review			Moderate																																																										N/A
[Redacted]	299	299								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
[Redacted]	284	284								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
[Redacted]	271	271								0.000%				Appraisal							0.000%			Desk Review			Moderate																																																										N/A
[Redacted]	298	298								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
[Redacted]	277	277								0.000%				Appraisal							-1.850%			Desk Review			Low																																																										N/A
[Redacted]	281	281								0.000%				Appraisal							0.000%			Desk Review			Moderate																																																										N/A
[Redacted]	301	301								0.000%				Appraisal							-8.700%			Desk Review			Moderate																																																										N/A
[Redacted]	283	283								0.000%				Appraisal							0.000%			Desk Review			Moderate																																																										N/A
[Redacted]	285	285								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A		1.00
[Redacted]	296	296								0.000%				Appraisal							0.000%			Desk Review			Moderate																																																										N/A
[Redacted]	297	297								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
[Redacted]	276	276								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A		1.10
[Redacted]	267	267								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A		2.10
[Redacted]	269	269								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
[Redacted]	282	282								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
[Redacted]	292	292								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
[Redacted]	270	270								0.000%				Appraisal							0.000%			Desk Review			Moderate																																																										N/A
[Redacted]	265	265								0.000%				Appraisal							11.960%			Appraisal												0.000%		Moderate																																															N/A
[Redacted]	272	272								0.000%				Appraisal							0.000%			Desk Review			Moderate																																																										N/A
[Redacted]	274	274								0.000%				Appraisal							3.680%			Appraisal																																																													N/A
[Redacted]	275	275								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
[Redacted]	286	286								0.000%				Appraisal							0.000%			Desk Review			Moderate																																																										N/A
[Redacted]	293	293								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
[Redacted]	291	291								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
[Redacted]	289	289								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
[Redacted]	273	273								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
[Redacted]	280	280								0.000%				Appraisal							-3.570%			Desk Review			Moderate																																																										N/A
[Redacted]	294	294								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
[Redacted]	290	290								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
[Redacted]	302	302								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A
[Redacted]	300	300								0.000%				Appraisal							0.000%			Desk Review			Low																																																										N/A

Data Compare Summary (Total)

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Street	2	38	5.26%	38
City	0	38	0.00%	38
State	0	38	0.00%	38
Zip	2	38	5.26%	38
Borrower First Name	6	38	15.79%	38
Borrower Last Name	5	38	13.16%	38
Note Date	35	38	92.11%	38
Original Loan Amount	5	38	13.16%	38
Amortization Term	1	38	2.63%	38
Original Interest Rate	1	38	2.63%	38
Amortization Type	0	38	0.00%	38
Representative FICO	2	38	5.26%	38
Property Type	5	38	13.16%	38
Lien Position	0	38	0.00%	38
Occupancy	0	38	0.00%	38
Purpose	0	38	0.00%	38
# of Units	0	38	0.00%	38
Refi Purpose	4	15	26.67%	38
Original CLTV	3	38	7.89%	38
Original LTV	3	38	7.89%	38
Borrower FTHB	5	38	13.16%	38
Investor: Qualifying Total Debt Ratio	24	38	63.16%	38
Decision System	18	20	90.00%	38
Total	121	833	14.53%	38